UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) October 20, 2006

                     National Patent Development Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                   0-50587                                 13-4005439
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          (Commission File Number)             (IRS Employer Identification No.)


  777 Westchester Avenue, White Plains, NY                  10604
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))



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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.

                  (d) On October 20, 2006, National Patent Development Corporation (the "Company") elected Larry G. Schafran and John C. Belknap to the Company's Board of Directors. Ellen Havdala and Thomas Kinnear resigned as directors of the Company and as members of committees of the Board of Directors on which they served. John C. Belknap was appointed to the Company's Audit Committee and was designated as the Audit Committee's financial expert.

                  Larry Schafran has been a Managing Partner of Providence Capital Partners, LLC since 2004, and a Managing Director of Providence Capital, Inc, since 2003, He has been a Director since 1986 and Chairman of the Audit Committee of PubliCARD, Inc. since 2002 and a Director and a member or Chairman of the Audit Committee of Tarragon Realty Investors, Inc. since 1995. Mr. Schafran has been a Director of Glasstech, Inc. since 2002. Mr. Schafran also served as Trustee, Chairman/Interim-CEO/President of Banyan Strategic Realty Trust from 1999 through 2002 and as Co-Liquidating Trustee of Special Liquidating Trust from 2002 until 2003. Mr. Schafran is 68.

                  John Belknap has engaged in certain entrepreneurial activities and served as an independent consultant and financial advisor since 2000. From 1997 to 1999, Mr. Belknap was Executive Vice President and Chief Financial Officer of Richfood Holdings, Inc. a Fortune 500 integrated food wholesaler and retailer. From 1995 to 1997, he was Chief Financial Officer for OfficeMax, Inc., a Fortune 500 retailer and from 1974 to 1995 he was Chief Financial Officer for several other major retailers. Mr. Belknap has been the Non-Executive Chairman of the Board of eMerge Interactive, Inc and Chairman of its Audit Committee since 2003. Mr. Belknap started his career at Ernst & Young in New York and is a Certified Public Accountant.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        National Patent Development Corporation




Date: October 24, 2006                 Andrea D. Kantor
                                       Vice President, General Counsel

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